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                                                                    Exhibit 10.8


                          PLEDGE AND SECURITY AGREEMENT

         PLEDGE AND SECURITY AGREEMENT dated February 21, 2002, between Metropolitan Health Networks, Inc., a Florida corporation with an address at 500 Australian Avenue South, Suite 1000, West Palm Beach, Florida 33401 (the "Pledgor"), and Pinnacle Investment Partners, L.P., a New York limited partnership with an address at 110 Wall Street, 24th Floor, New York, New York 10005 (the "Secured Creditor").

         WHEREAS, the Secured Creditor has agreed to make a loan (the "Loan") to the Pledgor in the aggregate principal amount of $500,000.00 for a term of 120 days, which will be evidenced by a Secured Promissory Note, dated the date hereof, by Pledgor to the order of the Secured Creditor in the principal amount of the Loan (the "Note"); and

         WHEREAS, it is a condition precedent to the making of the Loan by the Secured Creditor that the Pledgor shall have executed and delivered to the Secured Creditor a pledge and security agreement providing for the pledge and grant to the Secured Creditor of a security interest in the Collateral, as defined below.

         NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Secured Creditor to make the Loan, the Pledgor hereby agrees with the Secured Creditor as follows:

         SECTION 1. DEFINITIONS.

         (a) All terms used in this Agreement which are defined in Article 9 of the Uniform Commercial Code (the "Commercial Code") currently in effect in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

         (b) The terms "register," "registered," and "registration" refer to a registration under the Securities Act of 1933, as amended (the "Securities Act"), effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement, document or amendment thereto.

         (c) The term "Registrable Securities" means the Pledged Collateral, the 35,000 shares of Pledgor's common stock issued to Secured Creditor as an origination fee and any securities of the Pledgor or securities of any successor corporation issued as or issuable upon the conversion or exercise of any warrant, right or other security that is issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Registrable Securities.

         (d) The term "Holder of Registrable Securities" means the Secured Creditor and any permitted assignee of registration rights.

         SECTION 2. PLEDGE AND GRANT OF SECURITY INTEREST. As collateral security for all of the Obligations (as defined in Section 3 hereof), the Pledgor hereby pledges, assigns and grants to the Secured Creditor a continuing security interest in the following collateral (the "Pledged Collateral"):




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         (a) 700,000 restricted shares of Pledgor's common stock, which shares, together with stock powers executed in blank, shall be delivered to and placed in escrow with the Secured Creditor's counsel, Lehman & Eilen LLP, as promptly as possible, but in no case later than within 30 days of the date hereof; and

         (b) all proceeds of any and all of the foregoing; in each case, howsoever its interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

         SECTION 3. SECURITY FOR OBLIGATIONS. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

         (a) the prompt payment by the Pledgor, as and when due and payable, of all amounts owing by it in respect of the Loan; and

         (b) the due performance and observance by the Pledgor of all of its other obligations from time to time existing under this Agreement and the Note of even date herewith.

         SECTION 4. COVENANT TO REGISTER.

         (a) The Pledgor shall use its best efforts to prepare and file a registration statement within 30 days of the date hereof and cause such registration statement to become effective as soon as possible, but no later than 120 days from the date of this Agreement.

         (b) The Pledgor may suspend the effectiveness of any registration effected pursuant to this Section 4 in the event and for such period of time as, such a suspension is required by the rules and regulations of the Securities and Exchange Commission (the "SEC"). The Pledgor shall use its best efforts to cause such suspension to terminate at the earliest possible date.

         (c) If a registration statement covering all Registrable Securities is not filed within 30 days of the date hereof or effective within 120 days of the date hereof (the "Target Date"), the Pledgor shall pay Secured Creditor as liquidated damages an amount equal to 2% per month of the Loan for each 30 day period following the Target Date until such time as the registration statement is filed or declared effective, as the case may be. Such payment shall be made to the Pledgor by cashier's check or wire transfer in immediately available funds to such account as shall be designated in writing by the Pledgor.

         (d) Whenever required under this Section 4 to effect the registration of any Registrable Securities, the Pledgor shall, as expeditiously as reasonably possible:

                  (i) Prepare and file with the SEC a registration statement or amendment thereto with respect to such Registrable Securities and use its best efforts to cause such registration to become effective, and keep such registration statement effective for so long as any holder of Registrable Securities desires to dispose of the securities covered by such registration statement; PROVIDED, HOWEVER, that in no event shall the Pledgor be required to keep the Registration statement effective for a period greater than three years from the date hereof;



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                  (ii) Prepare and file with the SEC such amendments and
         supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement and notify the holders of the filing and effectiveness of such registration statement and any amendments or supplements;

                  (iii) Furnish to each holder of Registrable Securities such numbers of copies of a current prospectus, including a preliminary prospectus, conforming with the requirements of the Securities Act, copies of the registration statement any amendment or supplement to any thereof and any documents incorporated by reference therein, and such other documents as such holder of Registrable Securities may reasonably require in order to facilitate the disposition of Registrable Securities owned by such holder of Registrable Securities;

                  (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by the holder of Registrable Securities;

                  (v) Notify each holder of Registrable Securities immediately of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its best efforts to promptly update and/or correct such prospectus.

         SECTION 5. OTHER COVENANTS AS TO THE PLEDGED COLLATERAL. So long as any of the Obligations shall remain outstanding, the Pledgor will, unless the Secured Creditor shall otherwise consent in writing:

         (a) keep adequate records concerning the Pledged Collateral and permit the Secured Creditor or any agents or representatives thereof at any reasonable time and from time to time to examine and make copies of and abstracts from such records;

         (b) at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be reasonably necessary or desirable or that the Secured Creditor may request in order to (i) perfect and protect the security interest created hereby; (ii) enable the Secured Creditor to exercise and enforce their rights and remedies hereunder in respect of the Pledged Collateral; or (iii) otherwise effect the purposes of this Agreement; and

         (c) not create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any Pledged Collateral except for the security interest created hereby.





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         SECTION 6. ADDITIONAL PROVISIONS CONCERNING THE PLEDGED COLLATERAL.

         (a) The Pledgor hereby authorizes the Secured Creditor to file, without the signature of the Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Pledged Collateral.

         (b) The Pledgor hereby irrevocably appoints the Secured Creditor the Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Secured Creditor's discretion, to take any action and to execute any instrument which the Secured Creditor may deem necessary or advisable to accomplish the purpose of this Agreement.

         SECTION 7. REMEDIES UPON DEFAULT. If any Event of Default under the Note shall have occurred and be continuing:

         (a) The Secured Creditor may, exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to them, all of the rights and remedies of a secured party on default under the Commercial Code then in effect in the State of New York, and without limiting the generality of the foregoing and upon five business days notice, sell the Pledged Collateral or any part thereof.

         (b) All cash proceeds received by the Secured Creditor in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Secured Creditor, be held by the Secured Creditor as collateral for, and/or then or at any time thereafter applied in whole or in part by the Secured Creditor against, all or any part of the Obligations PRO RATA as to the principal amount of the Loan and the Note. Any surplus of such cash or cash proceeds held by the Secured Creditor and remaining after payment in full of all of the Obligations shall be paid over to the Pledgor or to such person as may be lawfully entitled to receive such surplus.

         (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Secured Creditor is legally entitled, the Pledgor shall remain liable for the deficiency and the Secured Creditor shall retain all rights to collect on such Obligations provided by applicable law.

         SECTION 8. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telegraphed or delivered, if to the Pledgor, to it at 500 Australian Avenue South, Suite 1000, West Palm Beach, Florida 33401; and if to the Secured Creditor, to it at c/o Hornblower & Weeks, 110 Wall Street, 24th Floor, New York, New York 10005; or as to any of such parties at such other address as shall be designated by such parties in a written notice to the other parties hereto complying as to delivery with the terms of this Section 7. All such notices and other communications shall be effective (i) if mailed, when deposited in the mails, (ii) if telegraphed, when delivered to the telegraph company, or (iii) if delivered, upon delivery.




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         SECTION 9. MISCELLANEOUS.

         (a) No amendment of any provisions of this Agreement shall be effective unless it is in writing and signed by the Pledgor and the Secured Creditor, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by the Secured Creditor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (b) No failure on the part of the Secured Creditor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Secured Creditor provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.

         (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability with invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision on any other jurisdiction.

         (d) This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the payment in full or release of the obligations and (ii) be binding on the Pledgor and its assigns and shall inure, together with all rights and remedies of the Secured Creditor hereunder, to the benefit of the Secured Creditor and its successors, transferees and assigns.

         (e) Upon the satisfaction in full of the Obligations, (i) this Agreement and the security interest created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor, and (ii) the Secured Creditor will, upon the Pledgor's request and at the Pledgor's expense,
(A) return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

         (f) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the law of a jurisdiction other than the State of New York.

         IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed and delivered as of the date first above written.

                                       METROPOLITAN HEALTH NETWORKS, INC.



                                       By: /s/ Fred Sternberg
                                           -------------------------------------
                                             Fred Sternberg, President and CEO





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